UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2006

SOURCE PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51241

(Commission File Number)

98-0443283

(IRS Employer Identification No.)

Suite 620, 304 - 8th Avenue, S.W., Calgary, Alberta T2P 1C1 Canada

(Address of principal executive offices and Zip Code)

403.444.2893 x 223

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 12, 2006, our Board of Directors, after careful consideration, has decided not to proceed with the proposed Plan of Arrangement (as defined in the Forbearance Agreement entered into among Fuel-x International Inc., The K2 Principal Fund L.P. and Source Petroleum Inc. dated December 5, 2006) with Fuel-x International Inc. at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE PETROLEUM INC.

/s/ Tarik Elsaghir

By: Tarik Elsaghir

Director

Date: December 12, 2006

CW988022.1